UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material under §240.14a-12

BIMINI CAPITAL MANAGEMENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐         Fee paid previously with preliminary materials.

☐         Fees paid on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3305 Flamingo Drive
Vero Beach, Florida 32963

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2023

Dear Stockholder:

The 2023 Annual Meeting of Stockholders of Bimini Capital Management, Inc., a Maryland corporation, will be held at our principal executive office, located at 3305 Flamingo Drive, Vero Beach, Florida on June 14, 2023, at 8:00 a.m., Eastern Time, for the following purposes:

1.         To elect one Class II director, to serve until the 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.         To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023:

3.          To approve, by a non-binding vote, the Company's 2022 executive compensation;

4.          To approve, by a non-binding vote, the frequency of future stockholder advisory votes on our Company's executive compensation; and

5.         To consider and vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 19, 2023 as the record date for the annual meeting. Only holders of record of our Class A Common Stock and Class B Common Stock, $0.001 par value per share, as of that date are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the annual meeting will be available at the annual meeting.

Your vote is very important. If you do not provide voting instructions, your shares will not be voted or counted on several important matters. We urge you to vote as soon as possible after you receive these proxy materials, even if you plan on attending the annual meeting. These materials explain how to vote via mail, phone or Internet.

Admission to the annual meeting will be by admission ticket only. If you are a stockholder of record and plan to attend, tear off the admission ticket from the top half of your proxy card and bring it and a photo ID with you so that you may gain admission to the meeting. If your shares are held through a broker, please contact your broker and request that the broker obtain an admission ticket for you or provide you with evidence of your share ownership, which will gain you admission to the annual meeting.

By Order of the Board of Directors,

Robert E. Cauley

Chairman of the Board and CEO

Vero Beach, Florida

April 21, 2023

BIMINI CAPITAL MANAGEMENT, INC.
3305 Flamingo Drive
Vero Beach, Florida 32963
(772) 231-1400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2023

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Bimini Capital Management, Inc., a Maryland corporation, for use at our 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2023, at 8:00 a.m. Eastern Time at the principal executive office of Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments or postponements to the meeting. Unless the context requires otherwise, references in this proxy statement to “BMNM,” “our company,” “we,” “us” and the “Company” refer to Bimini Capital Management, Inc.

This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2022 (our “2022 Annual Report”), are first being sent to our common stockholders on or about April 21, 2023.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2023:

This proxy statement and our 2022 Annual Report are available on the Internet at https://ir.biminicapital.com. On this website, you will be able to access this proxy statement, our 2022 Annual Report, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

At the Annual Meeting, action will be taken to:

(i) elect one Class II director, to hold office until the 2026 annual meeting of stockholders and until his or her successor is elected and qualified;

(ii) ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(iii) approve of the Company’s 2022 executive compensation; and

(iv) approve an advisory vote on our executive compensation once every three years.

At the discretion of the proxy holders, proxies may be voted on any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

PROXY STATEMENT SUMMARY

This summary highlights certain information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting.

Our Company

Bimini Capital Management, Inc., a Maryland corporation (“Bimini,” the “Company,” “we” or “us”), is a specialty finance company that operates in two business segments: investing in mortgage-backed securities (“MBS”) and Orchid Island Capital, Inc. (“Orchid”) common stock in our own portfolio, and serving as the external manager of Orchid which also invests in MBS. In both cases, the principal and interest payments of these MBS are guaranteed by Fannie Mae, Freddie Mac or the Government National Mortgage Association and are backed primarily by single-family residential mortgage loans. We refer to these types of MBS as “Agency MBS.” The investment strategy focuses on, and the portfolios consist of, two categories of Agency MBS: (i) traditional pass-through Agency MBS, such as mortgage pass-through certificates and collateralized mortgage obligations and (ii) structured Agency MBS, such as interest only securities, inverse interest only securities and principal only securities, among other types of structured Agency MBS. The Company’s operations are classified into two principal reportable segments: the asset management segment and the investment portfolio segment.

The investment portfolio segment includes the investment activities conducted by our wholly-owned subsidiary, Royal Palm Capital, LLC (“Royal Palm”). The investment portfolio segment receives revenue in the form of interest and dividend income on its investments. References to the general management of the Company’s portfolio of MBS refer to the operations of Royal Palm.

The Company, through Royal Palm’s wholly owned subsidiary, Bimini Advisors, LLC (“Bimini Advisors”), serves as the external manager of Orchid and from this arrangement the Company receives management fees and expense reimbursements. The asset management segment includes these investment advisory services provided by Bimini Advisors to Orchid.

ITEMS OF BUSINESS AND VOTING RECOMMENDATIONS

Items for Vote	Board Recommendation
1. Elect the one Class II director named in this proxy statement	FOR
2. Ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2023	FOR
3. Approve the Company’s 2022 executive compensation	FOR
4. Approve an advisory vote on the Company’s executive compensation once every three years.	FOR

Stockholders may be asked to consider any other business properly brought before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business that might be brought before the meeting.

VOTING AND ADMISSION TO 2023 NNUAL MEETING OF STOCKHOLDERS

Voting. Stockholders as of the record date, April 19, 2023, will be entitled to vote. Each share of Class A Common Stock and Class B Common Stock outstanding on the record date is entitled to one vote for each share of our common stock held.

Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible by:

INTERNET	TELEPHONE	MAIL

Check your proxy or voting instruction form for the web address of our Internet voting site and toll-free telephone voting number.

Each stockholder’s vote is important. Please submit your vote and proxy via the Internet, by telephone, or complete, sign, date and return your proxy or voting instruction form.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) ACHIEVEMENTS AND HIGHLIGHTS

The Company views effective oversight and management of ESG issues and their associated risks by the full Board as important to the execution of its business strategy and to its long-term success. We seek to drive financial performance while engaging in environmentally and socially responsible business practices grounded in sound corporate governance. We believe that disclosure about our ESG practices allows our stockholders to see our company holistically and understand its trajectory beyond business fundamentals and financial metrics. Although we have a limited ability to take action on a large scale because we only have one office and few employees, we continue to seek to manage our business in a way that provides positive financial, environmental and social outcomes for our stakeholders.

Environmental Initiatives

The Company has undertaken a number of green initiatives that conserve energy and reduce waste in an effort to minimize the impact of our operations on the environment.

Recycling. We use an outside vendor to collect all paper products produced by our operations to collect and recycle the paper on a regular basis. Whenever possible, we recycle electronic equipment and ink cartridges and use recycled paper products to further reduce our impact on the environment.

Reusable Drinkware. We provide employees with reusable drinkware to reduce disposable cups and single use drink products.

Reduced Electricity Usage. We attempt to minimize our use of electricity in operating our business. The primary uses of electricity in our business are lighting, temperature control and technology. While we are limited in our ability to limit the use of electricity for our use of technology, we have made investments into our office to reduce the amount of electricity used in lighting and temperature control. For example, we have reduced the wattage of all office lighting to the fullest extent possible and installed shutters on all windows to reduce the effect of sunlight on the ambient temperature inside our office building.  We also installed Icynene insulation to further reduce our consumption of electricity. These collective actions permit us to maintain a comfortable temperature in our office with the minimal consumption of electricity.

Socially Conscious

Our employees drive our success and we are committed to investing in their professional and personal development. We strive to create a dynamic environment where all employees can achieve and contribute. Our employees enjoy what we believe are excellent subsidized health and wellness benefits, reimbursed professional training and development, on-site food and beverages and telecommuting opportunities.

We value diversity and inclusion in our employees. Among our employees, 25% are women.

The Company plays an integral role in providing permanent financing for residential mortgages originated for American homeowners across the United States, and thus supports home ownership in the United States. Home ownership has long been considered to be an important way for individuals to create wealth and develop strong communities. As of December 31, 2022, the Company owned Agency MBS backed by 381 home loans and owned a partial interest in Agency MBS backed by 387 more home loans. Of these loans approximately 26% were made to first time home buyers. Approximately 92% of our assets are backed by loans made to Americans with GSE conforming loan sizes, homeowners who make up the backbone of the American economy.

Governance Highlights

We are committed to sound corporate governance, which strengthens the accountability of our Board and promotes the long-term interests of our stockholders. We believe that our corporate governance standards and policies yield honest, transparent and accountable directors and executive officers. The summary below highlights our Board and leadership practices and notable stockholder rights, as further discussed below.

● Majority of directors are independent (2 out of 3 current directors).
● All Board committees are composed of independent directors.
● Independent directors conduct executive sessions.
● Directors maintain open communication and strong working relationships among themselves and regular access to management.
● Directors conduct robust annual Board and committee self-assessments.
● Executives are prohibited from pledging, hedging or engaging in short sales involving our securities.
● Majority voting for the uncontested election of directors where directors are elected by a majority of the votes cast.

●         Full member of National Association of Corporate Directors that provides our directors with access to Board education opportunities.

●         Board members and senior management attend seminars conducted by industry experts covering accounting, corporate governance and legal issues.

●         Company maintains a Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers and Corporate Governance Guidelines.

●         Company maintains a Confidential Whistleblower Policy and Related Party Transaction Policy.

●         In 2022, we began the process of internalizing certain repurchase agreement trading, clearing and related administrative services, which will provide the Company greater control over these processes and enhance risk oversight over these functions.

Governance Documents

Governance policies and other governance documents are available on the Company’s website at: https://ir.biminicapital.com. The information on our website is not a part of this proxy statement.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. We will bear the expense of soliciting proxies for the Annual Meeting, including the mailing cost. In addition to solicitation by mail, our officers or an agent of our designation may solicit proxies from stockholders by telephone, e-mail, facsimile or personal interview. Our officers receive no additional compensation for such services. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock.

Voting Securities

The Board of Directors has fixed the close of business on April 19, 2023 as the record date (the “Record Date”) for determining the holders of our Class A and Class B common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 10,019,888 shares of our Class A Common Stock and 31,938 shares of our Class B Common Stock outstanding, representing the only classes of voting stock of the Company issued and outstanding as of such date. Each holder of Class A Common Stock and each holder of Class B Common Stock is entitled to cast one vote per share of Class A Common Stock or Class B Common Stock held on each matter that properly comes before the Annual Meeting, which may be given in person or by proxy duly authorized in writing by mail, by telephone or by Internet. Holders of shares of Class A Common Stock and Class B Common Stock vote together as one class in all matters, except that matters that would adversely affect the rights and preferences of only one class must be separately approved by the holders of the adversely affected class.

Voting

If you hold shares of our Class A or Class B common stock in your own name as a holder of record, you may instruct the proxies to vote your shares through any of the following methods:

By Telephone or the Internet: Common stockholders can vote their shares via telephone or the Internet as instructed in the proxy card.

By Mail: A common stockholder may elect to vote by mail and should complete, sign and date the proxy card and mail it in the pre-addressed envelope that accompanies the delivery of the proxy card. For common stockholders of record, proxy cards submitted by mail must be received by the date and time of the Annual Meeting. For common stockholders that hold their shares through an intermediary, such as a broker, bank or other nominee, the voting instruction form submitted by mail must be mailed by the deadline imposed by your bank, broker or other agent for your shares to be voted.

In Person: Shares of common stock held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares of common stock held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a “legal” proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring that “legal” proxy to the meeting.

Quorum

A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy. If you have returned valid voting instructions or if you hold your shares in your own name as a holder of record and attend the Annual Meeting in person with your proxy, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be postponed or adjourned until a quorum has been obtained. Because there were 10,019,888 shares eligible to vote at the Annual Meeting as of the Record Date, we will need at least 5,009,945 eligible shares present in person or by proxy at the Annual Meeting for a quorum to exist.

Abstentions and “Broker Non-Votes”

A “broker non-vote” occurs when a broker, bank or other nominee holding shares of common stock on your behalf votes the shares on some matters but not others because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

Brokerage firms may have the discretionary authority to vote their customers’ shares on certain routine matters for which they do not receive voting instructions, including the ratification of the independent registered public accounting firm. The other proposals included in this proxy statement are not considered “routine” matters, and therefore brokers holding shares beneficially owned by their clients do not have the ability to cast votes, unless the brokers have received instructions from the beneficial owners of the shares. As a result, it is important that you provide instructions to your broker so that your shares will be counted in those matters.

Vote Required to Approve an Item of Business

Election of Class II Director (Proposal 1). The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is necessary for the election of directors. For purposes of Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

Ratification of Appointment of BDO (Proposal 2). The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to ratify the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2023. For purposes of the vote on Proposal 2, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Approval of the Company's 2022 Executive Compensation (Proposal 3). The affirmative vote of a majority of all of the votes cast at a meeting of stockholders duly called and at which a quorum is present is required to approve the Company's 2022 executive compensation. For purposes of the vote on Proposal 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote.

Frequency of Future Advisory Votes on the Company's Executive Compensation (Proposal 4). The frequency of the advisory vote on executive compensation receiving the greatest number of votes (one, two or three years) will be considered the frequency recommended by stockholders.

If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board.

Right to Revoke Proxy

You have the right to revoke your proxy at any time before the Annual Meeting. If you are a holder of record, you may contact our corporate secretary and request that another proxy card be sent to you. Alternatively, you may use the Internet or the telephone to authorize a new proxy and revoke your old proxy, even if you previously mailed in a proxy card. The latest-dated, properly completed proxy that you submit, whether through the Internet, by telephone or by mail, will count as your vote. Please note that if you submit a later proxy authorization by mail, your reauthorization will not be effective unless it is received by our corporate secretary prior to the start of the Annual Meeting. Attendance at the Annual Meeting will not by itself constitute revocation of a previously submitted, properly completed proxy. If your shares are held in street name, you must contact your bank, broker or other nominee and follow their procedures for changing your vote instructions.

PROPOSAL 1: ELECTION OF CLASS II DIRECTOR

One director is nominated for election as a Class II director to serve until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier retirement, death or resignation. It is intended that the shares represented by each proxy for which no voting instructions have been given will be voted for the nominee for director set forth below who is an incumbent director, or for any substitute nominee designated by our Board of Directors in the event the nominee becomes unavailable for election. The principal occupation of, and certain other information regarding, the Class II director nominee and our continuing directors, as of April 19, 2023, is set forth below. The business address of each nominee is Bimini Capital Management, Inc., 3305 Flamingo Dr., Vero Beach, Florida 32963.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF CLASS II DIRECTOR NOMINEE.

CLASS II DIRECTOR NOMINEE – TERM EXPIRES IN 2026

ROBERT E. CAULEY, CFA

Chairman and Chief Executive Officer

Director since August 2003

Age 64

Robert E Cauley has served as Chairman of the Board and Chief Executive Officer of the Company since 2008 and is one of the Company’s founders. He served as Chief Financial Officer and Chief Investment Officer of the Company from 2003 to 2008. He has also served as Chairman, President and Chief Executive Officer of Orchid Island Capital, Inc. ("Orchid") since its formation in August 2010. Orchid invests in residential mortgage backed securities, and it is externally managed and advised by a wholly-owned subsidiary of the Company. Prior to co-founding the Company, he was Vice President, Portfolio Manager at Federated Investment Management Company in Pittsburgh, Pennsylvania, where, from 1996 until September 2003, he served as a lead portfolio manager, co-manager, or assistant portfolio manager of $4.25 billion (base capital, unlevered amount) in mortgage and asset backed securities funds. From 1994 to 1996, he was an associate at Lehman Brothers in the asset-backed structuring group. From 1992 to 1994, he was a credit analyst in the highly levered firms group and the aerospace group at Barclay’s Bank. Mr. Cauley has invested in, researched, or structured almost every type of mortgage-backed security. Mr. Cauley, who is a CFA and a CPA, received his MSIA in finance and economics from Carnegie Mellon University and his BA in accounting from California State University, Fullerton. Mr. Cauley served in the United States Marine Corps for four years.

Mr. Cauley brings to our Board in-depth knowledge of investing in fixed income securities, particularly mortgage-backed securities. Nineteen years of his fixed income investing experience has been within the context of a REIT. Mr. Cauley has experience in significant leadership positions within the Company, including as the current CEO and as the former CFO and CIO, which allows him to provide the Board with strategic insights. Mr. Cauley also has an in-depth understanding of accounting issues, as well as experience in the mortgage-backed securities field prior to joining the Company.

CONTINUING CLASS I DIRECTOR – TERM EXPIRES IN 2025

FRANK E. JAUMOT

Director Since 2009

Age 66

Frank E. Jaumot has been the Director of Accounting and Auditing for the certified public accounting firm of Ahearn, Jasco & Company, P.A. since 1991, and is a shareholder in that firm. From 1979 to 1991, Mr. Jaumot was associated with Deloitte & Touche LLP. Mr. Jaumot is a certified public accountant in Florida and Ohio and is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. He served on the Board of Directors of MasTec, Inc. from September 2004 to May 2016. He served on the Board of Directors of Vapor Corp. from April 2014 to July 2015. Mr. Jaumot previously served on the Board of Directors of PPOA Holding, Inc.

As an accountant with approximately 40 years of experience, Mr. Jaumot provides our Board with significant accounting, financial reporting and tax expertise. His experience enhances the Board’s ability to identify and evaluate accounting and tax issues. Mr. Jaumot also has corporate governance experience from serving on other boards of publicly held companies.

CONTINUING CLASS III DIRECTOR – TERM EXPIRES IN 2024

ROBERT J. DWYER

Director since August 2007

Age 79

Robert J. Dwyer retired from Morgan Stanley Dean Witter in 1999 as Executive Vice President-National Sales Director, having served in that role from 1990 until his retirement. Prior to that, Mr. Dwyer was Director of Taxable Fixed Income for Morgan Stanley Dean Witter. He serves on the Board of Directors of (i) the Bank of New York Optima Fund, and (ii) MasTec, Inc. since October 2004, currently as the lead independent director and on the Finance, Compensation and Governance Committees, with past service as chairman of the Audit Committee. Mr. Dwyer has over 40 years of experience in financial markets, capital markets, and mergers and acquisitions. Mr. Dwyer has numerous charitable and civic interests. He currently serves on the investment committee for the Vincentian Order. He also is Chairman of the Dwyer Family Foundation, which supports a number of health and social programs. He has previously served as Chairman of the Board of Trustees for Niagara University.

Mr. Dwyer provides our Board with significant experience in investment banking and corporate finance matters. Mr. Dwyer’s service on the boards and investment committees of other entities also allows him to provide insight on corporate governance matters and financing transactions.

CORPORATE GOVERNANCE

We believe that we have implemented effective corporate governance policies and observe good corporate governance procedures and practices. We have adopted a number of written policies, including corporate governance guidelines, a code of business conduct and ethics, a code of ethics for senior financial officers, a whistleblower policy and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. These written policies can be found on our website at https://ir.biminicapital.com.

Board of Directors Composition

Our business and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our chairman, CEO and other officers, by reviewing materials provided to them, and participating in regular meetings of our Board of Directors and its committees. The Board of Directors is currently comprised of three directors divided into three classes, with one director representing each class. Terms of the classes are staggered, with one class standing for election each year. The Board is elected by our stockholders to oversee management of the Company in the long-term interests of all stockholders.

Director Independence

Pursuant to Item 407(a)(1)(ii) of Regulation S-K of the Securities and Exchange Commission, the Board is required to affirmatively determine and disclose the independence of each director, and nominee for election as a director, based on the director independence standards of a national securities exchange or an inter-dealer quotation system having certain director independence requirements notwithstanding that the Company is not currently listed on any such exchange and the Company’s securities are not currently quoted in any such inter-dealer quotation system. The Board has determined to use the definition of “independent director” as set forth in the Marketplace Rules of The Nasdaq Stock Market, LLC. Based on such definition, the Board has affirmatively determined that the following directors are “independent” within the meaning of Rule 5605(a)(2) of the Marketplace Rules and have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director:

Robert J. Dwyer

Frank E. Jaumot

Notwithstanding the determination described above, the Board has determined that Mr. Jaumot is not “independent” under the stricter definition of that term that is contained in Rule 5605(c)(2) of the Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934. That stricter definition of “independent” is applied for purposes of service on the Company’s Audit Committee. Services provided to the Company by Ahearn, Jasco & Company, P.A., a CPA firm in which Mr. Jaumot is a shareholder, cause Mr. Jaumot to not be “independent” for Audit Committee purposes. In addition, the Board has determined that Robert E. Cauley is not “independent” for purposes of the Marketplace Rules because he is an officer and employee of the Company.

Board Meetings and Committees

The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charter of each Board committee is available on the Corporate Governance section of our website at https://ir.biminicapital.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

The following table reflects the composition of each of the Board of Director’s standing committees as of April 19, 2023 and the number of meetings held during the year ended December 31, 2022.

	Audit	Compensation	Nominating and Corporate Governance
Robert J. Dwyer
Frank E. Jaumot
Number of Meetings	6	5	3

Chair of Committee
Member of Committee

During the year ended December 31, 2022, our Board of Directors held 9 meetings. During 2022, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which such person was a director) and the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). Directors are expected to attend all meetings of the Board, meetings of committees on which they serve, and annual meetings of stockholders. All of our directors attended the 2022 annual meeting, and all of our directors are expected to attend the Annual Meeting this year.

Audit Committee

Mr. Dwyer chairs our Audit Committee. The Board of Directors has determined that Mr. Dwyer qualifies as an “audit committee financial expert,” as that term is defined by Item 407(d)(5)(ii) of Regulation S-K. In addition, the Board of Directors has determined that Mr. Dwyer is financially literate and able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Dwyer is independent as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Marketplace Rules of The Nasdaq Stock Market, LLC and our Corporate Governance Guidelines. The Audit Committee assists our Board of Directors in overseeing:

●	our accounting and financial reporting processes;

●	the integrity and audits of our financial statements;

●	our compliance with legal and regulatory requirements;

●	the qualifications and independence of our independent registered public accounting firm; and

●	the performance of our independent registered public accounting firm and any internal auditors.

The Audit Committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee’s purpose and responsibilities are more fully set forth in the Audit Committee charter, which is available in the Corporate Governance section of our website at https://ir.biminicapital.com.

Compensation Committee

Mr. Dwyer chairs our Compensation Committee. The Compensation Committee exercises all powers delegated to it by the Board of Directors in connection with compensation matters, which include reviewing our overall executive officer and director compensation structure, policies and programs, making determinations as to appropriate levels of executive officer compensation, administering the issuance of any equity awards and making recommendations to the Board of Directors with respect to our incentive compensation plans and equity-based plans and other compensation-related matters. The Compensation Committee’s purpose and responsibilities are more fully set forth in the Compensation Committee charter, which is available in the Corporate Governance section of our website at https://ir.biminicapital.com.

Nominating and Corporate Governance Committee

Ms. Dwyer chairs the Nominating and Corporate Governance Committee, which is responsible for seeking, considering and recommending to our full Board of Directors qualified candidates for election as directors and recommending a slate of nominees for election as directors at the Annual Meeting. It also periodically prepares and submits the committee’s selection criteria for director nominees to our Board of Directors for adoption. It reviews and makes recommendations on matters involving the general operation of our Board of Directors and our corporate governance, and annually recommends to our Board of Directors nominees for each committee of our Board of Directors. In addition, the committee annually facilitates the assessment of our Board of Directors’ performance as a whole and of the individual directors and reports thereon to our Board of Directors.

Before each annual meeting of stockholders, the Nominating and Corporate Governance Committee considers the nomination of all directors whose terms expire at the next annual meeting of stockholders and also will consider new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in the size or composition of the Board, a retirement of a director or for any other reason. The Nominating and Corporate Governance Committee identifies director candidates based on recommendations from directors, stockholders, management and others. A stockholder who wishes to recommend a candidate for director of the Company may write to Chair, Corporate Governance and Nominating Committee of the Board of Directors, in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

In evaluating candidates for members of the Board, the Corporate Governance and Nominating Committee has not established specific minimum qualification standards, but rather takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. We do not have a formal policy concerning diversity, but the Corporate Governance and Nominating Committee does consider certain types of diversity when nominating director candidates to the Board, including differences of viewpoint, professional experience, education, skill, other personal qualities and attributes, race, gender and national origin. The nominee for the Board of Directors in this proxy statement was nominated by the Corporate Governance and Nominating Committee.

The Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in the Nominating and Corporate Governance Committee charter, which is available in the Corporate Governance section of our website at https://ir.biminicapital.com.

Board of Directors Leadership Structure

The Board of Directors believes it should maintain flexibility to select the Chairman of the Board and the CEO based on criteria and qualifications that the Board deems to be in the best interests of the Company. At this time, the positions of Chairman of the Board and CEO are combined. Robert E. Cauley holds these positions and leads our Board of Directors meetings. The Board believes Mr. Cauley’s extensive experience and knowledge regarding the Company’s business positions him to provide the most effective and competent leadership of the Company and the Board. As a founding officer of the Company, Mr. Cauley has the familiarity and expertise to best understand opportunities and risks facing the Company, and the Board believes that he is in the best position to lead both the Company and the Board.

The Company’s lead independent director is Robert J. Dwyer. Mr. Dwyer is the chair of the Company’s existing Board Committees, and in that capacity, he is able to call meetings, set agendas and direct the attention of those Committees on a wide range of corporate matters. Given the nature and scope of the Company’s current operations, the Company’s small management team and the limited number of Company employees, the Board believes that the Company’s current leadership structure is appropriate.

Board Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. The Audit Committee oversees management of financial risks and risks relating to potential conflicts of interest. The Compensation Committee is responsible for overseeing the management of risks relating to compensation arrangements. The Nominating and Corporate Governance Committee manages risks associated with the size, composition and independence of the Board of Directors. These committees provide reports periodically to the full Board of Directors. The oversight responsibility of the Board of Directors and its committees is supported by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, compensation, cybersecurity and information technology, legal and compliance and other risks. The management reporting process includes regular reports from the CEO, which are provided with input from the senior management team.

Policy Prohibiting Pledging and Hedging

The Company has not adopted policies regarding the ability of employees, officers or directors or their designees to purchase financial instruments or otherwise engage in transactions that hedge or offset any decrease in the market value of the Company’s securities that may be granted to them as part of their compensation or that are otherwise held directly or indirectly by them.

Cybersecurity

Our Management and Board of Directors place a high priority on maintaining security over our financial information that can be accessed via the Internet. Our information technology team attempts to maintain a state-of-the-art cyber security system and stay up to date on the latest threats and counter measures available. Management has had the information technology team make formal presentations to our Board of Directors from time to time so to keep the Board apprised of the level of cyber security that exists to protect our financial information and the latest threats that have emerged. Our information technology team attends continuing education seminars provided by leading security and software providers in the industry and receives timely alerts to any new viruses or cyber threats as they occur. We are not aware of any material security breach to date. Accordingly, we have not incurred any expenses over the last three years on information security breaches.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was at any time during 2022 an officer or employee of ours or any of our affiliates, nor is any member a former officer of ours or any of our affiliates. In addition, no executive officer of the Company currently serves as a director or member of the Compensation Committee of any entity that has one or more executive officers serving as one of our directors.

COMPENSATION OF DIRECTORS

2022 Compensation

Directors who are not also employees of the Company are paid compensation in exchange for their service as a director. Director compensation is reviewed periodically by the Board to ensure such compensation is reasonable and appropriate. Directors who are also employees of the Company are not separately compensated for their service as directors.

Our non-employee director compensation for 2022 consisted of annual cash retainers as set forth in the table below.

Annual cash retainer (1)	$167,500
Audit Committee Chair Retainer	5,000
Corporate Governance and Nominating Committee Chair	5,000
Compensation Committee Chair	5,000

(1)	From January 1, 2022 through June 30, 2022, the annual cash retainer was $160,000. From July 1, 2022 through December 31, 2022, the annual retainer was increased to $175,000.

Additionally, each independent director receives reimbursement for travel and hotel expenses associated with attending such Board and committee meetings, as well as for his or her attendance at other meetings or events related to the Company. Non-employee directors may also be reimbursed for out-of-pocket expenses incurred in attending conferences or educational seminars that relate to their Board services. These retainer fees are paid quarterly.

The following table sets forth the compensation paid to non-employee directors during 2022:

Director Compensation*

	Fees Earned or
Name	Paid in Cash	Stock Awards	Total
Robert J. Dwyer	$182,500	$-	$182,500
Frank E. Jaumot	167,500	-	167,500

*

Columns for “Option Awards,” Non-Equity Incentive Plan Compensation,” “Changes in Pension Value and Nonqualified Compensation Earnings” and “All Other Compensation” have been omitted because they were not applicable.

PROPOSAL 2: TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected the accounting firm of BDO USA, LLP to serve as our independent registered public accounting firm for the year ending December 31, 2023, subject to ratification of this appointment by our stockholders. Action by stockholders is not required by law in the appointment of an independent registered public accounting firm, but this appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of auditors. If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of BDO as our independent registered public accounting firm. BDO has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company in any capacity. BDO has served as our independent registered public accounting firm since April 17, 2008 and audited our consolidated financial statements for the years ended December 31, 2008 through 2022.

The Company anticipates that a representative of BDO will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

Our Audit Committee must pre-approve, to the extent required by applicable law, all audit services and permissible non-audit services provided by our independent registered public accounting firm, except for any de minimis non-audit services. All of the fees reflected below were approved by our Audit Committee.

FEE DISCLOSURE

The following table lists the fees for services rendered by BDO, our independent registered public accounting firm for the years ended December 31, 2022 and 2021:

Fee Category	2022	2021
Audit Fees	$330,000	305,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$330,000	305,000

Audit Fees

“Audit Fees” relate to fees and expenses billed by BDO for the annual audit, including the audit of our financial statements, review of our quarterly financial statements and for comfort letters and consents related to stock issuances and other corporate transactions.

Audit-Related Fees

“Audit-Related Fees” consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not “Audit Fees.”

Tax Fees

“Tax Fees” consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

All Other Fees

“All Other Fees” consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board of Directors by providing oversight of our financial management, independent auditor and financial reporting controls and accounting policies and procedures. Our management is responsible for preparing our financial statements and systems of internal control, and the independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, our financial position, results of operations and cash flows in conformity with generally accepted accounting principles and internal controls over financial reporting. The Audit Committee is responsible for overseeing the conduct of these activities by our management and the independent auditor.

In this context, the Audit Committee has:

●

Met and held discussions with management and the independent auditor. Management represented to the Audit Committee that our financial statements as of and for the year ended December 31, 2022 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures included in our financial statements with management and the independent auditor.

●

Discussed with the independent auditor matters required to be discussed by the applicable auditing standards of the Public Company Accounting Oversight Board as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties) and the SEC.

●

Received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditor have discussed the auditor’s independence from the Company and our management, including the matters in those written disclosures.

●	Discussed with our independent auditors, with and without management present, their evaluations of our internal accounting controls and the overall quality of our financial reporting.

The members of the Audit Committee are not currently professionally engaged in the practice of auditing or accounting and as such, cannot be considered experts in the field of auditing or accounting, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and BDO. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions referred to above do not assure that (i) the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, (ii) our financial statements are presented in accordance with generally accepted accounting principles or (iii) BDO is, in fact, “independent.”

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our 2022 Annual Report for filing with the SEC.

By the Audit Committee:
Robert J. Dwyer, Chair

PROPOSAL 3: TO APPROVE, BY A NON-BINDING VOTE,

THE COMPANY’S 2022 EXECUTIVE COMPENSATION

We are asking our stockholders to provide a non-binding “say-on-pay” advisory approval of the compensation of our Named Executive Officers as we have described it in the ‘‘Executive Compensation’’ section of this Proxy Statement. Our Board unanimously recommends you vote FOR the following resolution regarding the ‘‘say-on-pay’’ vote approving executive compensation:

       RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in this proxy statement.

Our Board believes that that we have an executive compensation program that has allowed the Company to retain top-quality executives who have been appropriately motivated to act in the best interests of our stockholders.  We believe we have a program that encourages executives to act in the best interest of the Company and its stockholders as further described herein under the headings “Compensation Discussion and Analysis.”

Accordingly, our Board requests that our stockholders vote to approve our executive compensation program. While this vote is not binding on our Company, it will provide information to our Compensation Committee and our management regarding investor sentiment about our executive compensation philosophy, policies and practices. We will consider this information when determining executive compensation for 2023 and beyond.

THE BOARD RECOMMENDS A VOTE FOR
THE APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS
OF OUR EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 4:  TO APPROVE, BY A NON-BINDING VOTE, THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ABOUT THE COMPANY’S EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program.   Stockholders have the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of three years, or a triennial vote. Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow Stockholders to better judge our executive compensation program in relation to our long-term performance. Furthermore, the Company makes efforts to efficiently manage the costs related to conducting our annual Stockholder Meeting and preparing the Proxy Statement and other related documentation.  A triennial vote would limit the resources expended by the Company with respect to conducting the advisory vote. A triennial vote will also provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide compensation committee sufficient time to thoughtfully consider Stockholders’ input and to implement any appropriate changes to our executive compensation program.

The Say on Frequency vote is non-binding; however, the Board of Directors and Compensation Committee will take the results of the vote into consideration when determining the appropriate frequency for future Say on Pay votes.

THE BOARD RECOMMENDS THE SELECTION OF EVERY THREE YEARS
AS YOUR PREFERENCE FOR THE FREQUENCY OF

FUTURE SHAREHOLDER ADVISORY (NON-BINDING) VOTES ON OUR EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

Our executive officers are appointed by the Board of Directors and they serve at the Board’s discretion. None of our executive officers or directors are related. The following sets forth certain information with respect to our named executive officers:

Name	Age	Position
Robert E. Cauley	64	Chief Executive Officer and Chairman of the Board
George H. Haas, IV	46	President, Chief Financial Officer and Chief Investment Officer

Biographical information on Mr. Cauley is provided above.

GEORGE H. HAAS, IV

Age 46

George H. Haas, IV has been the President, Chief Investment Officer and Chief Financial Officer of the Company since April 2008. He has served as a director and as the Chief Financial Officer and Chief Investment Officer of Orchid Island Capital since August 2010. Prior to assuming his current roles with the Company, Mr. Haas was the Company’s Senior Vice President and Head of Research and Trading. Mr. Haas joined the Company in May 2004 as Vice President and Head of Mortgage Research. He has over 21 years of experience in this industry and has managed trading operations for the portfolio since his arrival in May 2004. Mr. Haas has approximately 14 years of experience as a member of senior management of a public REIT. Prior to joining the Company, Mr. Haas worked in the mortgage industry at both National City Mortgage and Homeside Lending, Inc. Prior to December 2001, Mr. Haas attended Oklahoma State University, where he received his MS in Economics.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for the executive officers named in this proxy statement and our executive officers generally.

Overview of Compensation Program and Philosophy

As discussed herein under the caption “Compensation Committee,” the Compensation Committee of the Board of Directors is responsible for reviewing and establishing or recommending to the Board of Directors the compensation and benefits of the Company’s executive officers, administering the Company’s incentive compensation plans and establishing and reviewing general policies relating to compensation and benefits. At the beginning of each year, the Compensation Committee sets general performance goals and objectives for the named executive officers. Through-out the year, the Compensation Committee monitors the overall performance of the Company and the success of the executive officers in achieving the designated goals. At the end of the year, based on the overall performance of the Company, the extent to which it has achieved the designated goals, and information and recommendations provided by the executive officers, the Compensation Committee’s evaluation of executive compensation and benefit information related to companies that are believed to be similar to the Company, the Compensation Committee makes a determination with respect to the executive officer salaries and bonuses. The Compensation Committee has not retained compensation consultants in determining the amount or form of executive officer and director compensation.

2022 Executive Compensation Goals

For 2022, the Compensation Committee set the following general corporate goals to measure executive officer performance: (i) completion of additional public offerings by Orchid or the Company, (ii) improvement in net income, (iii) improvement in book value, (iv) improvement in market price per share (which may be measured against the results of other entities in the Company’s peer group, (v) development of alternative means to increase assets under management and thereby improve profitability of the Company and Bimini Advisors and (vi) taking steps to enhance the Company’s utilization of its tax operating losses.

2023 Executive Compensation Goals

For 2023, the Compensation Committee adopted the following performance goals : (i) completion of additional public offerings by Orchid or the Company, (ii) improvement in net income, (iii) improvement in book value, (iv) improvement in market price per share (which may be measured against the results of other entities in the Company’s peer group), (v) development of alternative means to increase assets under management and thereby improve profitability of the Company and Bimini Advisors, (vi) effective management of expenses in proportion to revenue growth and expansion of operations that are achieved during the year and (vii) taking steps to enhance the Company’s utilization of its tax net operating losses.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee:
Robert J. Dwyer, Chair

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the information required by Item 402 of Regulation S-K promulgated by the SEC. The amounts shown represent the compensation paid to the named executive officers as consideration for services rendered to the Company. The table below also includes compensation awarded or paid during the Company’s last two fiscal years to Mr. Cauley and Mr. Haas by Orchid. Mr. Cauley and Mr. Haas serve as executive officers of Orchid.

Summary Compensation Table*

Name	Year	Salary	Bonus(1)(2)	Stock Awards(3)(4)(5)	All Other Compensation (6)	Total
Robert E. Cauley	2022	$1,088,805	$1,435,000	615,621	$29,143	$3,168,569
President and Chief Executive Officer	2021	1,062,249	1,435,000	512,074	28,722	3,038,045

George H. Haas, IV	2022	$829,741	$1,165,000	469,143	$18,661	$2,482,545
Chief Financial Officer	2021	809,503	1,165,000	390,234	19,039	2,383,776

*

Columns for “Option Awards,” “Non-Equity Incentive Plan Compensation” and “Changes in Pension Value and Nonqualified Compensation Earnings” have been omitted because they were not applicable in either the last two fiscal years.

(1)

In January 2023, the Compensation Committee awarded bonuses in respect of 2022 service to the Company in the amounts of $1,435,000 and $1,165,000 to Messrs. Cauley and Haas, respectively. These amounts were paid in January 2023.

(2)

In January 2022, the Compensation Committee awarded bonuses in respect of 2021 service to the Company in the amounts of $1,435,000 and $1,165,000 to Messrs. Cauley and Haas, respectively. These amounts were paid in January 2022.

(3)

Amounts reported in this column for 2022 and 2021 represent the grant date fair value of stock awards granted in 2023 and 2022 for performance obtained as of December 31, 2022 and 2021 ,computed in accordance with FASB ASC Topic 718.

(4)

In April 2023, the Compensation Committee of Orchid awarded Messrs. Cauley and Haas performance units and immediately vested common stock in respect of 2022 service to or for the benefit of Orchid with a grant date fair value of $615,621 and $469,143, respectively.

(5)

In March 2022, the Compensation Committee of Orchid awarded Messrs. Cauley and Haas performance units and immediately vested common stock in respect of 2021 service to or for the benefit of Orchid with a grant date fair value of $512,074 and $390,234 respectively.

(6)

Amounts in this column consist of payments made with respect to reimbursement of certain life, health, disability, accidental death and dental insurance premiums (exclusive of any tax gross-up payments) in excess of the percentage of such premiums paid by the Company for salaried employees generally, and matching contributions under the Company’s 401(k) savings plan.

Outstanding Equity Awards for Fiscal Year-Ended December 31, 2022

There were no unexercised stock options or unvested equity awards of any kind issued by the Company and held by executive officers as of December 31, 2022.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit pension plans.

Non-qualified Deferred Compensation

We do not have any non-qualified deferred compensation plans.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and the final rule adopted by the SEC on August 25, 2022, we are providing the following disclosures regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“Non-PEO NEO”) and company performance for the fiscal years listed below.  As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we have prepared this pay versus performance disclosure, which serves to further demonstrate the alignment of our executive compensation program with stockholder interests.

Value of Initial Fixed
			Summary		$100 Investment Based On:
	Summary		Compensation	Compensation		Peer Group
	Compensation	Compensation	Table Total	Actually Paid	Total	Total		Company
	Table Total	Actually Paid	for Non-PEO	to Non-PEO	Shareholder	Shareholder	Net Income	Selected
Year	for PEO (1)	to PEO (1)(2)	NEOs	NEOs	Return (3)	Return (2)(4)	(in Thousands)	Measure (4)
2022	$3,168,569	$2,818,278	$2,482,545	$2,213,852	$0.92	$-	$(19,823)	-
2021	3,038,045	3,215,394	2,383,776	2,519,042	$2.00	$-	275	-

(1)	Robert E. Cauley was our PEO and George H. Haas, IV was our Non-PEO NEO for each year presented.
(2)	See adjustment below.
(3)	Total Shareholder Return assumes $100 invested at December 31, 2020.
(4)	The Company has omitted Peer Group Total Shareholder Return information and the Company Selected Measure as a smaller reporting company in accordance with Item 402(v)(8)

Compensation Actually Paid Adjustments

Compensation Actually Paid, as presented above, represents the Summary Compensation Table Totals adjusted for the items set forth below in accordance with Item 402(v)(2)(iii) of Regulation S-K and may not reflect compensation actually earned, realized or received by the NEOs.

	2022
Adjustments to Summary Compensation Table Totals to Determine Compensation Actually Paid	PEO	Non-PEO NEO
Deductions for amounts reported under Stock Awards Column in the Summary Compensation Table	$(615,621)	$(469,143)
Fair value as of vesting date of awards granted and vested during the year	$256,037	$195,117
Increase for fair value at year end of awards granted during year that remain unvested as of year end	117,359	89,429
Adjustment for change in fair value from prior year-end to current-year end of awards granted prior to year that were outstanding and unvested as of year end	(65,244)	(49,716)
Adjustment for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during the year	(42,965)	(32,743)
Decrease for prior year fair value for awards granted prior to year that were forfeited during the year	(55,440)	(42,255)
Increase for dividends paid during the year prior to vesting date of award	55,583	40,618
Total Adjustments	$(350,291)	$(268,693)

	2021
Adjustments to Summary Compensation Table Totals to Determine Compensation Actually Paid	PEO	Non-PEO NEO
Deductions for amounts reported under Stock Awards Column in the Summary Compensation Table	$(512,074)	$(390,234)
Fair value as of vesting date of awards granted and vested during the year	$368,894	$281,121
Increase for fair value at year end of awards granted during year that remain unvested as of year end	282,173	215,033
Adjustment for change in fair value from prior year-end to current-year end of awards granted prior to year that were outstanding and unvested as of year end	-	-
Adjustment for change in fair value from prior year-end to vesting date of awards granted prior to year that vested during the year	727	597
Decrease for prior year fair value for awards granted prior to year that were forfeited during the year	-	-
Increase for dividends paid during the year prior to vesting date of award	37,629	28,749
Total Adjustments	$177,349	$135,266

Comparison of Compensation Actually Paid to Total Shareholder Return

The following graph illustrates the relationship between compensation actually paid to our NEOs and Bimini’s total shareholder return on a cumulative basis assuming investment of $100 on December 31, 2020:

Comparison of Compensation Actually Paid to Net Income

The following graph illustrates the relationship between compensation actually paid to our NEOs and Bimini’s net income on an annual basis:

Potential Payments Upon Termination or Change in Control

Mr. Cauley and Mr. Haas entered into severance agreements with the Company on December 18, 2008. Those agreements were replaced by agreements entered into on June 30, 2009. Mr. Cauley’s agreement and Mr. Haas’ agreement contain substantially the same terms and conditions. The current term of each existing agreement expires June 30, 2025, but is automatically extended by additional twelve month periods each July 1 unless the Company provides written notice otherwise at least 90 days prior to the renewal date or in the event of a change of control during the term of the agreement.

The qualitative and quantitative information below reflects the amount of compensation payable to Mr. Cauley and Mr. Haas under their respective agreements with the Company in the event of termination of such executive’s employment under several different circumstances. Amounts disclosed assume that such termination is effective as of December 31, 2022 and thus include amounts earned through such time and are estimates of the amounts that would have been payable to the executives had their employment terminated effective December 31, 2022. The actual amounts, if any, to be paid out under the executive’s respective agreement can only be determined at the time of such executive’s separation from the Company. Upon expiration of these agreements, the termination payment provisions contained in the agreements, as described below, will automatically terminate and will have no further force or effect.

Potential Payments and Benefits upon Termination without Cause or for Good Reason

Under the agreements, an executive shall be entitled to receive termination benefits if during the term of the agreement (i) the Company terminates executive’s employment with the Company without Cause, (ii) executive resigns from the employment of the Company and executive has good reason to resign from the Company, (iii) the executive dies or becomes disabled, or (iv) because of a change of control of the Company. No amounts will be payable under this Agreement unless Executive’s employment with the Company is terminated as described in the preceding sentence. If executive’s employment is terminated in accordance with the above, the executive will be entitled to receive the following payments and benefits from the Company, subject to the terms and conditions of the severance agreements:

●	Payment of any accrued but unpaid salary from the Company through the date that employment terminates;
●	Payment of any bonus that has been approved by the Compensation Committee of the Board but which remains unpaid as of termination of employment;
●

Reimbursement for any expenses that the executive incurred on behalf of the Company prior to termination of employment to the extent that such expenses are reimbursable under the Company’s standard reimbursement policies;

●	Payment for the cost of continued health plan coverage for the executive and his qualified beneficiaries through the term of the agreement;
●	Payment for any benefits or payments that the executive is entitled to receive under any employee benefit plans or other arrangements or agreements that cover executive;
●	Nonvested phantom shares or restricted stock, stock options and other stock-based awards will become automatically vested on the date of the executive’s termination of employment;
●	Indemnification if certain liabilities are incurred by the executive pursuant to Internal Revenue Code Section 4999; and
●	A severance benefit equal to the amount described in either (i) or (ii) below, as applicable:

(i)

If the Company terminates the executive’s employment without Cause within six months before or after a change of control or the executive resigns from the Company within six months after a change of control with Good Reason, the executive will receive a severance benefit equal to three times his “current cash compensation,” which shall be equal to one year of the executive’s annual base salary from the Company as in effect on the date the executive’s employment terminates and the average of the annual cash bonuses, excluding extraordinary bonuses, paid to the executive for the Company’s two fiscal years ending before the date the executive’s employment with the Company terminates; or

(ii)

If the Company terminates the executive’s employment without cause or the executive resigns from the Company with Good Reason, in each case not in connection with a change in control, or if the executive dies or becomes disabled, the severance benefit payable is equal to the executive’s current cash compensation multiplied by the quotient of (a) the number of days remaining in the term of the agreement and (b) 365.

The following table presents the potential post-employment payments our named executive officers would be entitled to under their severance agreements and assumes that the triggering event took place on December 31, 2022.

		Termination by Company Without
		Cause of By Employee
		for Good Reason
			Not in
		In Connection	Connection
		with a Change	with a Change	Death or
Name	Benefits and Payments Upon Termination	in Control	in Control	Disability
Robert E. Cauley	Severance Benefit	$7,571,415	$6,306,055	$6,306,055
	Continuation of Health Insurance	85,048	85,048	85,048
	Totals	$7,656,463	$6,391,103	$6,391,103

George H. Haas, IV	Severance Benefit	$5,984,223	$4,984,120	$4,984,120
	Continuation of Health Insurance	61,276	61,276	61,276
	Totals	$6,045,499	$5,045,396	$5,045,396

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information as of April 19, 2023 relating to the beneficial ownership of our common stock by (i) all persons that we know beneficially own more than 5% of our outstanding common stock, (ii) each of our named executive officers and directors, and (iii) all of our executive officers and directors as a group. In accordance with SEC rules, beneficial ownership includes:

●	all shares the investor actually owns beneficially or of record;
●	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and
●	all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days after April 19, 2023).

Knowledge of the beneficial ownership of our common stock is drawn solely from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder. Except as indicated in the table below, the business address of the stockholders listed below is the address of our principal executive office, 3305 Flamingo Drive, Vero Beach, Florida 32963.

		Amount and
		Nature of	Percent
		Beneficial	of
Title of Class	Name of Beneficial Owner	Ownership	Class
Class A Common Stock
	Directors and Named Executive Officers:
	Robert J. Dwyer	1,257,980	12.6%
	Robert E. Cauley	1,258,991	12.6%
	George H. Haas, IV	1,155,500	11.5%
	Frank E. Jaumot	605,290	6.0%
	All Directors and Executive Officers as a Group	4,277,761	42.7%

Class B Common Stock
	Directors and Named Executive Officers:
	Robert E. Cauley	11,178	35.0%
	All Directors and Executive Officers as a Group	11,178	35.0%

DELINQUENT SECTION 16(a) REPORTS

Our directors and executive officers are required to file reports of initial ownership and changes in ownership of our securities with the SEC. To our knowledge, based solely on a review of copies of such reports filed with the SEC and written representations that no other reports were required, we believe that all such filing requirements were timely met.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that is applicable to all of our officers, directors and employees, if any. We have also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers may be accessed from the Corporate Governance section of our website at https://ir.biminicapital.com and will be made available in print to any stockholder upon written request delivered to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. We intend to disclose any waivers from, or amendments to, our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers required to be disclosed by applicable law or stock exchange listing standards by posting a description of such waiver or amendment on our website at https://ir.biminicapital.com.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management Agreement

Orchid Island Capital, Inc. (“Orchid”) is externally managed and advised by our wholly owned subsidiary, Bimini Advisors, LLC (“Bimini Advisors”), pursuant to the terms of a management agreement. Bimini Advisors is responsible for administering Orchid’s business activities and day-to-day operations, subject to the supervision and oversight of Orchid’s Board of Directors. Orchid pays Bimini Advisors a monthly management fee, payable in arrears, and began reimbursing Bimini Advisors for certain expenses commencing with the calendar quarter beginning July 1, 2014. Bimini Advisors earns a management fee regardless of the performance of Orchid’s investments. On April 1, 2022, pursuant to the third amendment to the management agreement entered into on November 16, 2021, the Company began providing certain repurchase agreement trading, clearing and administrative services to Orchid that had been previously provided by AVM, L.P. under an agreement terminated on March 31, 2022.  In consideration for such services, Orchid began paying a monthly fee based on the outstanding principal balance of repurchase agreement funding.

Under the current management agreement, Orchid paid Bimini Advisors aggregate management fees of $10.4 million for the year ended December 31, 2022 and $8.2 million for the year ended December 31, 2021. During the years ended December 31, 2022 and 2021, Orchid reimbursed Bimini Advisors $2.0 million and $1.6 million, respectively, which represents an allocation of overhead expenses, including $0.6 million and $0.6 million, respectively, for its allocable share of the Chief Financial Officer’s salary. In addition, during the year ended December 31, 2022, Orchid paid Bimini $0.5 million for repurchase agreement trading, clearing and administrative services. The term of the management agreement is automatically renewed on February 20 of each year for an additional one-year term unless terminated by either party. Should Orchid terminate the management agreement without cause, it will be obligated to pay to Bimini Advisors a termination fee equal to three times the average annual management fee, as defined in the management agreement, before or on the last day of the existing renewal term.

We own shares of Orchid, and Mr. Cauley and Mr. Haas are each a director, executive officer and shareholder of Orchid. As of the date hereof, Mr. Dwyer and Mr. Jaumot also own shares of Orchid.

Other

Mr. Jaumot is the Director of Accounting and Auditing and a shareholder of the certified public accounting firm Ahearn, Jasco & Company, P.A. Ahearn, Jasco & Company, P.A. has provided tax, accounting, and SEC consulting services to the Company since its founding in 2003 and is expected to continue providing such services in the future. Mr. Jaumot has been directly involved with services provided by Ahearn, Jasco & Company, P.A. to the Company. During fiscal years 2022 and 2021, the Company paid Ahearn, Jasco & Company, P.A. approximately $70,000 and $68,000, respectively, and from January 1, 2023 through April 19, 2023, the Company has been billed approximately $31,680 for services performed in 2023 The Audit Committee has reviewed the engagement of Ahearn, Jasco & Company, P.A. and Mr. Jaumot’s position on the Board of Directors, and determined that the engagement of Ahearn, Jasco & Company, P.A. is in the best interests of the Company. The Audit Committee will annually review this engagement.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements require, among other things, that we indemnify our directors and certain officers to the fullest extent permitted by law and advance to our directors and certain officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

Related Person Transaction Policies

Pursuant to its committee charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving related person transactions. Related person transactions include those transactions required to be disclosed by Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. As the Company is currently a “smaller reporting company” within the meaning of Regulation S-K, Item 404 requires disclosure of any transaction, since the beginning of the Company’s fiscal year immediately preceding the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which a related person had or will have a direct or indirect material interest. The term “related person” is defined in Item 404 and includes the Company’s directors, nominees for director, executive officers and each of their respective immediate family members, as well as any person that beneficially owns more than 5% of any class of the Company’s voting stock and each such person’s immediate family members, where applicable.

In fulfilling its responsibility, the Audit Committee will review the relevant facts of each related person transaction or series of related transactions and either approve, ratify or disapprove such transaction or transactions. The Audit Committee will take into account such factors as it deems necessary or appropriate in deciding whether to approve, ratify or disapprove any related person transaction, including any one or more of the following:

•         The terms of the transaction;

•         The benefits to the Company of the transaction;

•         The availability of other sources for comparable products or services;

•         The terms available to unrelated third parties or to employees generally; and

•         The impact on a director’s independence in the event that such director is a party to the transaction or such director, an immediate family member of such director, or an entity in which such director is an executive officer or has a direct or indirect material interest is a party to the transaction.

No director may participate in any consideration or approval of a related person transaction with respect to which such director or any of such director’s immediate family members is the related person or has a direct or indirect material interest. Related person transactions will only be approved if they are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders.

The Company solicits information from each of the Company’s directors and executive officers to identify related person transactions. If a related person transaction that has not been previously approved or previously ratified is identified, the Audit Committee will promptly consider all of the relevant facts. If the transaction is ongoing, the Audit Committee may ratify or request the rescission, amendment or termination of the related person transaction. If the transaction has been completed, the Audit Committee may seek to rescind the transaction where appropriate and may recommend that the Board or the Company take appropriate disciplinary action where warranted. In addition, the Audit Committee will generally review any ongoing related person transactions on an annual basis to determine whether to continue, modify or terminate such related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties may communicate with any director, including the Chairman of the Board and the chairman of any committee of the Board or with the non-management directors as a group, by sending a letter to the attention of the appropriate person or persons (which may be marked as confidential) addressed in care of our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963. All communications received by our corporate secretary will be forwarded to the intended recipient(s). Any such communications may be made anonymously.

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Chair of the Audit Committee and handled in accordance with procedures approved by the Board of Directors with respect to such matters. A copy of such procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Business Conduct and Ethics, which is published in the Corporate Governance section of our website at https://ir.biminicapital.com.

PROPOSALS OF STOCKHOLDERS

Any stockholder intending to present a proposal at our 2024 annual meeting of stockholders and have the proposal included in the proxy statement for such meeting must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than December 23, 2023. To be included in the proxy statement for the 2024 annual meeting, the proposal must comply with the requirements as to form and substance established by the SEC and our bylaws, and must be a proper subject for stockholder action under Maryland law.

Pursuant to our current bylaws, any stockholder intending to nominate a director or present a proposal at an annual meeting of our stockholders without seeking to have such a nomination or proposal included in the proxy statement for such annual meeting, must notify us in writing not less than 120 days nor more than 150 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, any stockholder who intends to submit such a nomination or proposal at our 2024 annual meeting of stockholders must notify us in writing of such proposal by December 23, 2023, but in no event earlier than November 23, 2023.

In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, our corporate secretary must receive notice under SEC Rule 14a-19 no later than April 15, 2024. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our bylaws described above.

Any such nomination or proposal should be sent to Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida, 32963, Attn: Secretary, and, to the extent applicable, must include the information required by our bylaws and otherwise comply with the requirements established by our bylaws.

“HOUSEHOLDING” OF PROXY STATEMENT AND ANNUAL REPORT

The SEC rules allow for the delivery of a single copy of the Notice of Annual Meeting of Stockholders or set of proxy materials to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. This delivery method, known as “householding,” will save us printing and mailing costs. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent, if a stockholder does not request continuation of duplicate mailings. Brokers, dealers, banks or other nominees or fiduciaries that hold shares of our common stock in “street” name for beneficial owners of our common stock and that distribute proxy materials and the Notice of Annual Meeting of Stockholders they receive to beneficial owners may be householding. Depending upon the practices of your broker, bank or other nominee or fiduciary, you may need to contact them directly to discontinue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee or fiduciary.

If you hold shares of our common stock in your own name as a holder of record, householding will not apply to your shares. Also, if you own shares of our common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of our proxy statements and annual reports to stockholders. To assist us in saving money and to provide you with better stockholder services, we encourage registered holders of our stock to have all of your accounts registered in the same name and address. You may do this, or request separate copies in the future, by contacting our transfer agent, Broadridge Corporate Issuer Solutions, Inc., by telephone at (877) 830-5402 or in writing at P.O. Box 1342, Brentwood, New York 11717.

If you wish to request extra copies free of charge of any annual report to stockholders or proxy statement, please send your request to Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963, Attn: Secretary, or contact our Secretary via telephone at (772) 231-1400.

You can also refer to our website at https://ir.biminicapital.com. Information at, or connected to, our website is not and should not be considered part of this proxy statement.

2022 ANNUAL REPORT

Our 2022 Annual Report is being mailed to stockholders concurrently with this proxy statement. The 2022 Annual Report, however, is not part of the proxy solicitation material. A copy of our 2022 Annual Report as filed with the SEC, which includes our consolidated financial statements for the year ended December 31, 2022, is available on our website at https://ir.biminicapital.com. You may obtain additional copies of our 2022 Annual Report free of charge by directing your request in writing to our corporate secretary at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963.

OTHER MATTERS

So far as is known, no matters other than those described herein are expected to come before the Annual Meeting. It is intended, however, that the proxies solicited hereby will be voted on any other matters which may properly come before the meeting, or any adjournment or postponement thereof, in the discretion of the person or persons voting such proxies unless the stockholder has indicated on the proxy card that the shares represented thereby are not to be voted on such other matters.

ADJOURNMENTS

Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of a majority of the shares present in person or by proxy at the Annual Meeting (whether or not a quorum exists) without further notice other than by an announcement made at the Annual Meeting. If the Annual Meeting is adjourned or postponed for any reason, all proxies will be voted at the reconvened Annual Meeting in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies that have, at that time, effectively been revoked or withdrawn). The Company does not currently intend to seek an adjournment of the Annual Meeting.

Vero Beach, Florida
April 21, 2023

BIMINI CAPITAL MANAGEMENT, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Bimini Capital Management, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V08376-P92605 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

BIMINI CAPITAL MANAGEMENT, INC.

Nominee:

	For	Against	Abstain
1a. Robert E. Cauley	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐
3. To approve, on advisory (non-binding) basis, the Company's executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. To approve, on an advisory (non-binding) basis, the frequency of the vote on our executive compensation.	☐	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer..

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V08377-P92605

BIMINI CAPITAL MANAGEMENT, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
June 14, 2023

The stockholder(s) hereby appoint(s) each of Robert E. Cauley and George H. Haas, IV as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Bimini Capital Management, Inc. that the stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 8:00 a.m. Eastern Time, on June 14, 2023, at Bimini Capital Management, Inc., 3305 Flamingo Drive, Vero Beach, Florida 32963 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3 AND 3 YEARS ON PROPOSAL 4 LISTED ON THE REVERSE SIDE.

Continued and to be signed on reverse side